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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                        Date of Report: September 8, 2003
                        ---------------------------------
                        (Date of earliest event reported)





              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    333-103406                95-4836519

(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)






                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                     --------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7333



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ITEM 5. OTHER EVENTS

                  Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Loop Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in connection with the Registrant's offering of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Offered Notes"). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-103406 and 333-103406-01) (the "Registration Statement"). This Term Sheet will be incorporated by reference in the Registration Statement.

                  Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibit

                  Exhibit 99.1      Term Sheet.



















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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    TOYOTA AUTO FINANCE RECEIVABLES LLC


                                    By: /s/ John F. Stillo
                                        ----------------------------------------
                                        Name:  John F. Stillo
                                        Title: President





Date:  September 9, 2003

















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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                        Description
-----------                        -----------
99.1                               Term Sheet